                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                  --------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 4, 1998




                             POST PROPERTIES, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
          Georgia                             1-12080                               58-1550675
----------------------------------   ---------------------------        ----------------------------------
(State or other jurisdiction of        (Commission File Number)          (IRS Employer Identification No.)
      incorporation)
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   3350 Cumberland Circle, Atlanta, Georgia                         30339
-------------------------------------------------               -------------
   (Address of principal executive offices)                       (Zip Code)



                                 (770) 850-4400
                             -----------------------
              (Registrant's telephone number, including area code)






                        The Exhibit Index is at page 4.


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Item 5.           Other Events


       The Registrant announced today the issuance and sale (the "Offering") of 2,000,000 7 5/8% Series C Cumulative Redeemable Preferred Shares (the "Series C Preferred Shares") (plus an over-allotment option granted to the underwriters to purchase up to an additional 300,000 Series C Preferred Shares). The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the Offering.

       Certain financial results for the Registrant for the fiscal year and fiscal quarter ended December 31, 1997 are attached as Exhibit 99.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.

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
Exhibit No.    Description
-----------    -----------
    1    --    Purchase Agreement between the Registrant, Post Apartment
               Homes, L.P., and Merrill Lynch & Co., dated as of February
               4, 1998
  4(a)   --    Form of Amendment to Articles of Incorporation designating the
               7 5/8% Series C Cumulative Redeemable Preferred Shares
  4(b)   --    Form of Certificate for the 7 5/8% Series C Cumulative Redeemable
               Preferred Shares
    5    --    Opinion of King & Spalding regarding validity of 7 5/8% Series C
               Cumulative Redeemable Preferred Shares
    8    --    Opinion of King & Spalding relating to certain tax matters
   10    --    Form of Third Amendment to the Second Amended and Restated
               Agreement of Limited Partnership of Post Apartment Homes, L.P.
   23    --    Consent of King & Spalding (included in Exhibits 5 and 8)
   99    --    Financial results for the fiscal year and fiscal quarter ended
               December 31, 1997.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     POST PROPERTIES, INC.
                                     (Registrant)


Date:   February 4, 1998             By: /S/ John T. Glover
                                         ------------------
                                         John T. Glover
                                         President


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


                                 EXHIBIT INDEX

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

Exhibit No.    Description                                                           Page
-----------    -----------                                                           ----

    1    --    Purchase Agreement between the Registrant, Post Apartment
               Homes, L.P., and Merrill Lynch & Co., dated as of February 4, 1998
  4(a)   --    Form of Amendment to Articles of Incorporation designating the
               7 5/8% Series C Cumulative Redeemable Preferred Shares
  4(b)   --    Form of Certificate for the 7 5/8% Series C Cumulative Redeemable
               Preferred Shares
    5    --    Opinion of King & Spalding regarding validity of 7 5/8% Series C
               Cumulative Redeemable Preferred Shares
    8    --    Opinion of King & Spalding relating to certain tax matters
   10    --    Form of Third Amendment to the Second Amended and Restated
               Agreement of Limited Partnership of Post Apartment Homes, L.P.
   23    --    Consent of King & Spalding (included in Exhibits 5 and 8)
   99    --    Financial results for the fiscal year and fiscal quarter ended
               December 31, 1997.
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